Bitcoin Depot Announces Executive Chair & CEO Transition; Names Alex Holmes as Chairman & CEO

Board Unanimously Appoints Veteran Fintech Executive with Deep Expertise in Global Payments, Digital Assets, and Regulatory Compliance

Atlanta, Georgia, March 24, 2026 — Bitcoin Depot (NASDAQ: BTM) (“Bitcoin Depot” or the “Company”), a U.S.-based Bitcoin ATM operator and fintech company, today announced that Scott Buchanan has decided to step down as Chief Executive Officer, effective immediately, to pursue a new opportunity outside of the Company. The board of directors thank Scott for his many contributions and wish him well in his next chapter.

Effective immediately, Alex Holmes has been appointed Chief Executive Officer and Chairman of the Board. Holmes brings decades of executive leadership in global payments and fintech, most recently serving as Chairman and CEO of MoneyGram International, where he led the company's transformation into a modern global fintech operating across more than 200 countries. The board is confident in his ability to lead Bitcoin Depot through its next phase of growth.

This transition comes as Bitcoin Depot continues to expand beyond its core BTM network into a broader suite of fintech and digital asset products, following recent strategic initiatives to diversify its platform and revenue streams.

Concurrently, Bitcoin Depot founder Brandon Mintz will transition from Executive Chair to a non-executive member of the board and is expected to serve as an advisor to the CEO. Mintz will work directly alongside Holmes, providing strategic continuity and institutional knowledge as the company executes its next phase. As the founder who built Bitcoin Depot into one of the largest Bitcoin ATM networks in the United States, Mintz remains a long-term shareholder.

Over a sixteen-year tenure at MoneyGram International, Holmes held executive roles as CFO and COO before serving as Chairman and CEO from 2016 to 2024, where he led the company's transformation, earning a reputation for operational excellence, rigorous risk management, and global regulatory compliance expertise. Holmes most recently served as Executive Vice Chairman of United Texas Bank, a leader in correspondent banking and U.S. dollar clearing for crypto-focused institutions, where he also serves on the Board Risk Committee.

“During my time on Bitcoin Depot’s board of directors, I’ve developed a deep understanding and appreciation for our business, our customers, and our positioning in the market,” said Alex Holmes, Chairman and CEO of Bitcoin Depot. “As I step into the role, my priorities are operational stability, regulatory progress, and accelerating the Company’s evolution into a more diversified fintech platform. I look forward to working closely with the team and keeping stakeholders informed as we execute against these priorities.”

Bradley Strock, lead independent director of Bitcoin Depot, commented: “Alex has been a trusted voice on our board. We are excited to have someone of his caliber and experience step in to lead the company at this important juncture. His experience navigating complex, highly regulated global businesses, combined with his firsthand track record integrating blockchain technology into mainstream financial services and his deep public market experience, makes him the right person to lead Bitcoin Depot as it scales beyond its BTM foundation into a broader, more diversified fintech platform.”

Mintz commented: “Bitcoin Depot is my life’s work, and I remain deeply invested in its success as a shareholder, a director, and as an advisor to

Alex and the leadership team. I have full confidence in this transition and in the path ahead for this company and the people who have built it.”

About Bitcoin Depot
Bitcoin Depot Inc. (Nasdaq: BTM) was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to bitcoin at Bitcoin Depot kiosks in 47 states and at thousands of name-brand retail locations in 31 states through its BDCheckout product. The Company has the largest market share in North America and operates over 9,000 kiosk locations globally as of August 2025. Learn more at www.bitcoindepot.com.

Cautionary Note Regarding Forward-Looking Statements

This press release and any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance, including our growth strategy and ability to increase deployment of our products and services, the anticipated effects of the Agreement. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. Forward-looking statements are often identified by words such as "anticipate," "appears," "approximately," "believe," "continue," "could," "designed," "effect," "estimate," "evaluate," "expect," "forecast," "goal," "initiative," "intend," "may," "objective," "outlook," "plan," "potential," "priorities," "project," "pursue," "seek," "should," "target," "when," "will," "would," or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; our ability to manage future growth; our ability to develop new products and services, bring them to market in a timely manner and make enhancements to our platform; the effects of competition on our future business; our ability to issue equity or equity-linked securities; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in filings with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

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Contacts:

Investors & Media
Gateway Group, Inc.
949-574-3860
BTM@gateway-grp.com